EXHIBIT 24


                                POWER OF ATTORNEY


            I, Kaj Ahlmann, the undersigned, of 17945 Rosewood, Stillwell, Kansas 66085, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999.


                                       /s/ Kaj Ahlmann



(Acknowledgment)


STATE OF Texas)
                       ) SS.
COUNTY OF Dallas)



            The foregoing instrument was acknowledged before me this 9th day of March, 2000, by Kaj Ahlmann.


                                       /s/ Lola A. Richert
                                       Signature of Notary Public

                                POWER OF ATTORNEY


            I, Paul B. Ingrey, the undersigned, of 11 Capri Court, Palm Coast, Florida 32137, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999.



                                       /s/ Paul B. Ingrey



(Acknowledgment)


STATE OF Florida)
                       ) SS.
COUNTY OF Flagler)



            The foregoing instrument was acknowledged before me this 17th day of February, 2000, by Paul B. Ingrey.


                                       /s/ Stephanie M. Bernhard
                                       Signature of Notary Public

                                POWER OF ATTORNEY


            I, Gerald A. Isom, the undersigned, of 95 Fairview Road, Penn Valley, Pennsylvania 19072, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999.


                                       /s/ Gerald A. Isom



(Acknowledgment)


STATE OF Pennsylvania)
                           ) SS.
COUNTY OF Montgomery)



            The foregoing instrument was acknowledged before me this 21st day of February, 2000, by Gerald A. Isom.


                                       /s/ John S. Riblet
                                       Signature of Notary Public

                                POWER OF ATTORNEY


            I, James N. Land, Jr., the undersigned, of P. O. Box 822, Short Hills, New Jersey 07078, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999.


                                       /s/ James N. Land, Jr.



(Acknowledgment)


STATE OF New Jersey)
                       ) SS.
COUNTY OF Morris)



            The foregoing instrument was acknowledged before me this 22nd day of February, 2000, by James N. Land, Jr.


                                       /s/ Percy Pacheco
                                       Signature of Notary Public

                                POWER OF ATTORNEY


            I, William B. Madden, the undersigned, of 4520 Belfort, Dallas, Texas 75205, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999.


                                       /s/ William B. Madden



(Acknowledgment)


STATE OF Texas)
                       ) SS.
COUNTY OF Dallas)



            The foregoing instrument was acknowledged before me this 18th day of February, 2000, by William B. Madden.


                                       /s/ Anne Rush
                                       Signature of Notary Public

                                POWER OF ATTORNEY


            I, Steven G. Rothmeier, the undersigned, of P. O. Box 11901, St. Paul, Minnesota 55111-0901, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999.


                                       /s/ Steven G. Rothmeier



(Acknowledgment)


STATE OF Minnesota)
                       ) SS.
COUNTY OF Ramsey)



            The foregoing instrument was acknowledged before me this 22nd day of February, 2000, by Steven G. Rothmeier.


                                       /s/ Sally A. Taverna
                                       Signature of Notary Public

                                POWER OF ATTORNEY


            I, Chris L. Walker, the undersigned, of 15430 Masons Pointe, Eden Prairie, Minnesota 55347, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999.


                                       /s/ Chris L. Walker



(Acknowledgment)


STATE OF Minnesota)
                       ) SS.
COUNTY OF Dakota)



            The foregoing instrument was acknowledged before me this 1st day of March, 2000, by Chris L. Walker.


                                       /s/ Patricia K. Hanson
                                       Signature of Notary Public

                                POWER OF ATTORNEY


            I, Frank S. Wilkinson, Jr., the undersigned, of 2240 W. Lake Isles Parkway, Minneapolis, Minnesota 55405, make, constitute, and appoint Edgar W. Blanch, Jr., of P.O. Box 1409, Boerne, Texas 78006, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999.


                                       /s/ Frank S. Wilkinson, Jr.



(Acknowledgment)


STATE OF Minnesota)
                       ) SS.
COUNTY OF Hennepin)



            The foregoing instrument was acknowledged before me this 18th day of February, 2000, by Frank S. Wilkinson, Jr.


                                       /s/ Kelly Renee Burns
                                       Signature of Notary Public